Acquisition of Assurance IQ Personalized financial solutions for all, made easy September 5, 2019 Exhibit 99.2

Forward-Looking Statements Certain of the statements included in this presentation, including those regarding share repurchases, the expected closing of the transaction, profit targets and expected earnings, expense and margin benefits resulting from the transaction, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, purchase price adjustments; the successful fulfillment or waiver of all closing conditions without unexpected delays or conditions; the successful closing of the transaction within the estimated timeframe; the failure to realize the expected synergies and benefits of the transaction or delay in realization thereof; the successful financing of the transaction; the retention of certain key employees; and other factors, risks and uncertainties including: (1) losses on investments or financial contracts due to deterioration in credit quality or value, or counterparty default; (2) losses on insurance products due to mortality experience, morbidity experience or policyholder behavior experience that differs significantly from our expectations when we price our products; (3) changes in interest rates, equity prices and foreign currency exchange rates that may (a) adversely impact the profitability of our products, the value of separate accounts supporting these products or the value of assets we manage, (b) result in losses on derivatives we use to hedge risk or increase collateral posting requirements and (c) limit opportunities to invest at appropriate returns; (4) guarantees within certain of our products which are market sensitive and may decrease our earnings or increase the volatility of our results of operations or financial position; (5) liquidity needs resulting from (a) derivative collateral market exposure, (b) asset/liability mismatches, (c) the lack of available funding in the financial markets or (d) unexpected cash demands due to severe mortality calamity or lapse events; (6) financial or customer losses, or regulatory and legal actions, due to inadequate or failed processes or systems, labor and employment, external events and human error or misconduct such as (a) disruption of our systems and data, (b) an information security breach, (c) a failure to protect the privacy of sensitive data or (d) reliance on third-parties; (7) changes in the regulatory landscape, including related to (a) financial sector regulatory reform, (b) changes in tax laws, (c) fiduciary rules and other standards of care, (d) U.S. state insurance laws and developments regarding group-wide supervision, capital and reserves, (e) insurer capital standards outside the U.S. and (f) privacy and cybersecurity regulation; (8) technological changes which may adversely impact companies in our investment portfolio or cause insurance experience to deviate from our assumptions; (9) an inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (10) ratings downgrades; (11) market conditions that may adversely affect the sales or persistency of our products; (12) competition; (13) reputational damage; and (14) the costs, effects, timing or success of our plans to accelerate our Financial Wellness strategy. Prudential Financial, Inc. does not undertake to update any particular forward-looking statement included in this document. See “Risk Factors” included in the Annual Report on Form 10-K for the year ended December 31, 2018 for discussion of certain risks relating to our businesses and investment in our securities.

Deal terms Prudential will acquire Assurance IQ, a leading consumer solutions platform for health and financial wellness solutions, with an expected close early in the fourth quarter of 2019 The Assurance platform, combined with Prudential’s scale, products, and capabilities, represents an end-to-end engagement model for financial wellness in the U.S., with potential to grow internationally over time Transaction Details(1) $2.35 billion upfront consideration, funded via: $1.20 billion cash $0.68 billion debt $0.47 billion stock and equity awards Additional earnout of up to $1.15 billion Expect to fully utilize increased share repurchase authorization by end of 2019(2) See Form 8-K filed on September 5, 2019 for additional details. Earnout is contingent upon Assurance’s achievement of certain profit targets over the period from January 1, 2020 through December 31, 2022 and would be paid 75% in stock and 25% in cash. Prudential’s Board of Directors has authorized a $500 million increase to the share repurchase authorization for the calendar year 2019. High growth, high return Capital-light with high free cash flow conversion Expected to be modestly accretive to EPS and ROE in 2020 Creates new earnings stream that is not sensitive to equity markets, interest rates, and credit Financial Highlights

Management has a track record of driving growth and innovation Michael Rowell Founder & CEO Michael Paulus Founder & President Prior to Assurance, Mr. Rowell founded a national direct-to-consumer life insurance distribution business and served as the CEO between 2002 and 2016 Mr. Rowell holds a B.S. from Washington State University and an MBA from Massachusetts Institute of Technology Prior to Assurance, Mr. Paulus was a partner at Andreessen Horowitz, where he focused on insurtech investments. He was also the founding president of Addepar, where he patented technology that modeled financial assets Mr. Paulus holds a B.A. in Economics and an M.S. in Management Science and Engineering from Stanford University Supported by a highly skilled management team with diverse backgrounds and experience based in the Seattle, WA area

Solve the financial challenges of a changing world United by a common purpose of bringing financial opportunity to more people To protect and improve the personal and financial health of all consumers

A strategically and financially compelling acquisition Fast growing, highly scalable business model Significantly accelerating our U.S. Financial Wellness strategy Attractive financial benefits with upside potential

Direct-to-consumer engagement platform recommending personalized financial solutions through a unique online and agent-assisted model Assurance offers a transformational model for financial services distribution Customer Journey CONVERT RECOMMEND ASSESS ATTRACT Utilize extensive data to assign to cohort 100% primary online and affinity partner-based acquisition of customers Recommend a personalized plan based on cohorts and predictive buying patterns Provide on-demand service with an expert 24 hours a day / 7 days a week

Make a Difference Serve All Customers Eliminate Industry Waste Deliver the Human Touch Personalize Every Detail Provide Better Solutions Improve the Personal and Financial Health of Consumers Offer Solutions, Regardless of Demographic Status Augment Digital Journeys With Experts When Needed Let Models Drive the Journey Based on Customer Data Superior Solutions Via Better Products and Smarter Science Reduce Transaction and Process Related Inefficiencies Art of the Human Touch Science Of Systems Personalizing Every Interaction Entire business built “customer in” with advanced data science and analytics

Highly scalable Digital Guide and Agent model Enhanced Support With the use of data science, a technology-driven platform and a real-time connection to 3rd party databases, Digital Agents are well equipped to meet customers’ need Increased Efficiency Instead of spending the majority of their time prospecting customers and generating leads, Digital Agents focus their skills on helping people find the right solution, while the platform and Digital Guides handle the rest More Flexibility Digital Guides and Agents work independently – when and where they want Higher Compensation Warm leads provided by the platform allow Digital Agents to focus on customer needs, leading to higher sales closing rates than traditional agents Digital Guides Support team managing the customer experience and providing leverage for the digital agents to solely focus on sales Digital Agents Licensed agents providing professional advice and closing the insurance sales

A strategically and financially compelling acquisition Fast growing, highly scalable business model Significantly accelerating our U.S. Financial Wellness strategy Attractive financial benefits with upside potential

Longer Term Growth Near Term Growth Institutions Winning and retaining institutional clients in Retirement and Group Insurance Intermediate Term Growth Individuals within Institutions Increasing utilization of our savings and benefit programs offered to employees Individuals Providing individuals with retail solutions that address broader financial needs Individuals Providing individuals with retail solutions that address broader financial needs Accelerates our Financial Wellness strategy Assurance acquisition accelerates our growth

Creates a broad end-to-end engagement model for financial wellness Income Investment Life Health Medicare Auto Expanded Solutions On-Demand 3,000+ Agents & Guides Digital Hybrid Advisory Face-to-Face 3,000+ Pru Advisors Expanded Channels + +

Assurance helps Prudential expand our addressable market Expanding our reach to all markets through multiple channels – engaging where, how, and when people want – with a holistic solution set Mass Market <$100K Middle Market $100K – $500K Mass Affluent+ >$500K Note: Market demographics defined by total investable assets.

Advanced data science & human touch combined with scale accelerate ecosystem growth

A strategically and financially compelling acquisition Fast growing, highly scalable business model Significantly accelerating our U.S. Financial Wellness strategy Attractive financial benefits with upside potential

Immediate value creation Financial Impacts Expected to be accretive to EPS by ~$0.10 in 2020 and $0.30 – $0.35 in 2021, and modestly accretive to ROE 2021 EBITDA multiple of ~11x before synergies; mid-to-high teens expected internal rate of return Expected annual revenues of ~$0.7 billion in 2020 and ~$1.0 billion in 2021 Pre-tax operating margin of 19% in 2020 and 20%+ beyond 2020 Pre-tax annual amortization expense of ~$60 million over five years Underlying Assumptions Includes cost synergies, reported outside of Assurance, of $25 – $50 million in 2020 and $50 – $100 million by 2022, incremental to the $500 million margin expansion stated at June Investor Day Minimal revenue synergies $500 million increase to share repurchase authorization for 2019 will offset equity issued for the upfront consideration Effective tax rate of ~24% Free Cash Flow Conversion Ratio Expected over time to be above the current company free cash flow ratio of 65% Market Factors Not sensitive to equity markets, interest rates, and credit

Significant upside potential Prudential to help Assurance with its growth roadmap Sell Prudential products on Assurance platform International expansion Assurance to help Prudential deepen relationships Integrate advanced data science and analytics capability Offer broader solution set to Prudential customers Opportunities to create efficiencies Increase operational speed and productivity Focus on higher value-added activities 1 2 3

A strategically and financially compelling acquisition Fast growing, highly scalable business model Significantly accelerating our U.S. Financial Wellness strategy Attractive financial benefits with upside potential